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                                                                Exhibit 10.28(d)


                   AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT


         AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT (the "Amendment") dated as of November 6, 1995 among ALLEGHANY CORPORATION, a Delaware Corporation ("Alleghany"), ALLEGHANY PROPERTIES, INC., a Delaware Corporation ("API"), and the Purchasers (the "Purchasers") listed on Annex 1 to the Note Purchase Agreement, as amended (the "Agreement"), dated as of January 15, 1995 among Alleghany, API and the Purchasers.


                              W I T N E S S E T H:

         WHEREAS, Alleghany, API and the Purchasers entered into the Agreement, pursuant to which the Purchasers purchased and API issued and sold $50,000,000 aggregate principal amount of 8.62% Senior Notes due February 23, 2000; and

         WHEREAS, Alleghany, API and the Purchasers desire to amend the Agreement as provided herein;

         NOW, THEREFORE, the parties hereto agree as follows:

         Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Agreement.

         Section 2. Amendment of definition of "Downgrade Event". The definition of "Downgrade Event" is hereby amended by inserting in the last line of clause
(c)(i) of the definition between the words "Moody's" and "and," the following:
", or an Issuer Credit Rating (or a comparable rating) of the Parent of at least 'BBB-' from S&P and a Counterparty Rating (or a comparable rating) of the Parent of at least 'Baa3' from Moody's."

         Section 3. Limitation to Amendment. Except as modified by this Amendment, all of the terms and conditions contained in the Agreement shall remain in full force and effect and are hereby ratified and confirmed.

         Section 4. Counterparts. This Amendment may be executed in one or more counterparts, all of which shall constitute one and the same instrument.
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         IN WITNESS WHEREOF, the parties hereto have duly executed this
Amendment as of the date first written above.

                                ALLEGHANY CORPORATION


                                By:/s/ David B. Cuming
                                   --------------------------
                                Name: David B. Cuming
                                Title: Senior Vice President


                                ALLEGHANY PROPERTIES, INC.


                                By:/s/ David B. Cuming
                                   --------------------------
                                Name: David B. Cuming
                                Title: President


                                HARTFORD LIFE INSURANCE COMPANY
                                SEPARATE ACCOUNT CRC


                                By:/s/ Patrick D. McCabe
                                   --------------------------
                                Name: Patrick D. McCabe
                                Title: Assistant Vice President


                                TRANSAMERICA LIFE INSURANCE &
                                ANNUITY COMPANY


                                By:/s/ John M. Casparian
                                --------------------------
                                Name: John M. Casparian
                                Title: Investment Officer



                                TRANSAMERICA OCCIDENTAL LIFE
                                INSURANCE COMPANY


                                By:/s/ John M. Casparian
                                   --------------------------
                                Name: John M. Casparian
                                Title: Investment Officer
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                                UNITED OF OMAHA LIFE INSURANCE
                                COMPANY


                                By:/s/ Victor N. Hanson
                                   --------------------------
                                Name: Victor N. Hanson
                                Title: First Vice President


                                MUTUAL OF OMAHA INSURANCE
                                COMPANY


                                By:/s/ Victor N. Hanson
                                --------------------------
                                Name: Victor N. Hanson
                                Title: First Vice President


                                THE LINCOLN NATIONAL LIFE
                                INSURANCE COMPANY


                                By: Lincoln Investment Management, Inc.,
                                    Its Attorney-In-Fact, formerly Lincoln
                                    National Investment Management
                                    Company


                                By:/s/ Timothy L. Powell
                                   --------------------------
                                Name: Timothy L. Powell
                                Title: Second Vice President


                                KNIGHTS OF COLUMBUS


                                By:/s/ Robert J. Lane
                                   --------------------------
                                Name: Robert J. Lane
                                Title: Assistant Supreme Secretary



                                WOODMEN ACCIDENT AND LIFE
                                COMPANY


                                By:/s/ A.M. McCray
                                   --------------------------
                                Name: A.M. McCray
                                Title: Vice President and Assistant Treasurer